Exhibit 99.1
FIRST BANCORP.
ANNOUNCES EARNINGS FOR THE QUARTER
ENDED JUNE 30, 2026
SAN JUAN,
Puerto Rico –
July 22,
2026
– First
BanCorp. (the “Corporation”
or “First BanCorp.”)
(NYSE: FBP), the
bank holding
company for FirstBank
Puerto
Rico (“FirstBank” or “the Bank”), today
reported a net income of
$96.1 million, or $0.62 per
diluted share, for the second
quarter of 2026, compared to $88.8
million,
or $0.57 per diluted share, for the first quarter of 2026, and
$80.2 million, or $0.50 per diluted share, for the second
quarter of 2025.
Aurelio
Alemán,
President
and
Chief
Executive
Officer
of
First
BanCorp,
commented:
“We concluded
the first half of the year with another quarter
of strong
financial and operating
performance, delivering
growth across
our franchise while
continuing
to
generate
attractive returns
for shareholders.
Adjusted
pre-tax,
pre-
provision income
reached a record
of $137.5 million, earnings
per share increased
24% compared to the
prior year,
and return on average assets
was 2.02%, marking
our 18th
consecutive
quarter above
1.5%. By
many measures,
this represents
the
strongest and most consistent
period of performance in our company’s
history. This
achievement reflects
the trust our
customers place
in us, as
well as the
dedication,
discipline, and execution demonstrated by our teams across
the organization.
Loan
growth
accelerated
during
the
quarter,
driven
primarily
by
commercial
activity
in
Puerto
Rico,
with
total
loan
originations
reaching
$1.7
billion,
an
increase
of
21%
year
over
year.
These
encouraging
trends,
combined
with
a
healthy pipeline of opportunities, reinforce
our path to achieve our full-year growth
objectives.
Credit
quality
remained
sound,
with
lower
net
charge-offs
and
non-
performing
assets
remaining
near
historic
lows,
while
we
continue
to
closely
monitor seasonal delinquency trends and broader
consumer market conditions.
We
remain
firmly committed
to prudent
capital management.
During the
quarter,
we
returned
84%
of
earnings
to
shareholders
through
dividends
and
share
repurchases
while
maintaining
a
top-quartile
CET1
ratio
of
16.96%.
Our
strong
capital
position
enables
us
to
continue
investing
strategically
in
our
franchise
to
enhance
competitiveness,
strengthen
the
customers’
experience,
and
support
sustainable long-term growth.
While we remain
mindful of an evolving
economic environment,
the strength of
our
franchise,
combined
with
disciplined
execution,
positions
us
well
to
continue
creating
long-term
value
for
our
shareholders,
customers,
employees,
and
communities.”
(In thousands)
Q2 '26 Q1 '26 Q2 '25 YTD '26 YTD '25
Financial Highlights
Net interest income $ 229,131 $ 220,956 $ 215,859 $ 450,087 $ 428,256
Provision for credit losses 17,333 17,273 20,587 34,606 45,397
Non-interest income 35,732 37,685 30,950 73,417 66,684
Non-interest expenses 127,324 127,105 123,337 254,429 246,359
Income before income taxes 120,206 114,263 102,885 234,469 203,184
Income tax expense 24,052 25,485 22,705 49,537 45,945
Net income $
96,154
$
88,778
$
80,180
$
184,932
$
157,239
Selected Financial Data
Net interest margin
4.87% 4.75% 4.56% 4.81% 4.54%
Efficiency ratio 48.07% 49.14% 49.97% 48.60% 49.78%
Diluted earnings per share $
0.62
$
0.57
$
0.50
$
1.19
$
0.97
Book value per share $ 12.95 $ 12.72 $ 11.43 $ 12.95 $ 11.43
Tangible book value per share
(1)
$
12.68
$
12.45
$
11.16
$
12.68
$
11.16
Return on average equity 19.49% 17.92% 17.79% 18.70% 17.85%
Return on average assets
2.02% 1.89% 1.69% 1.95% 1.66%
Results for the Second Quarter of 2026 compared to the First Quarter of 2026
Profitability
Net income –
$96.1 million, or $0.62 per diluted share compared to $88.8
million, or $0.57 per diluted share.
Income before income taxes –
$120.2 million compared to $114.3 million.
Adjusted pre-tax, pre-provision income (Non-GAAP) (1)
–
$137.5 million compared to $131.4 million.
Net interest income –
$229.1 million compared to $221.0 million. The increase was driven by approximately $1.6 million in net interest income attributable to an additional day in the
second quarter of 2026, $3.4 million in interest income
resulting from the acceleration of the unamortized
purchase
discount
and
net
deferred
fees
associated
with
refinancings
in
the
Puerto
Rico
region
during
the
second
quarter
of
2026,
which
contributed approximately 7
basis points
to the
increase in net
interest margin,
as well
as the
continued deployment of
cash flows
from lower-
yielding investment securities to higher-yielding assets. Net interest margin increased to 4.87% compared to 4.75%.
Provision for credit losses –
remained flat at $17.3 million when compared to the previous quarter. The provision for credit losses for the second
quarter of 2026
reflected a lower
benefit from macroeconomic
factors than in
the previous quarter
and higher loan
growth, partially offset
by a
$5.0 million decrease in net charge-offs.
Non-interest income –
$35.7 million compared to $37.7
million.
The decrease was mainly due
to $3.6 million in
seasonal contingent insurance
commissions recorded in the first quarter of 2026.
Non-interest expenses
– remained relatively flat at $127.3 million compared to
$127.1 million in the previous quarter.
Income tax
expense
– $24.1
million compared
to $25.5
million,
mainly due
to a
lower estimated
annual effective
tax rate,
partially offset
by
higher pre-tax income.
Balance
Sheet
Total
loans –
increased by $168.8 million to
$13.3 billion, driven by
commercial and industrial (“C&I”) loan growth
in the Puerto Rico
region.
Total loan originations of $1.7 billion, up $469.5 million, mainly in commercial and construction loans.
Government deposits (fully collateralized) –
increased by $167.7 million to $3.0 billion, mainly in the Puerto
Rico region.
Brokered certificates of deposits (“CDs”)
– increased by $87.7 million to $594.8 million in the Florida region.
Core deposits (other than brokered and government deposits) – increased by $18.3 million to $13.2 billion.
Asset
Quality
Allowance for credit losses (“ACL”) coverage ratio –
amounted to 1.85% compared to 1.87%.
Annualized net
charge-offs to
average loans
ratio
decreased to
0.49% compared
to 0.65%,
primarily reflecting
a $4.7
million reduction
in
consumer loans and finance leases net charge-offs, mainly in the auto loan portfolio.
Non-performing loans –
increased by $6.8 million
to $94.6 million, driven
by the migration of
a $14.8 million C&I
relationship in the
Florida
region to nonaccrual status during the second quarter of 2026.
Loans
in
early
delinquency
(30-89
days
past
due)
–
increased
by
$32.9
million
to
$143.4
million,
driven
by
a
$20.7
million
increase
in
consumer loans and finance leases, primarily in the auto loan portfolio.
Liquidity
and
Capital
Liquidity –
Cash and cash
equivalents amounted to
$561.3 million compared
to $550.9 million.
When adding $2.1
billion of
free high-quality
liquid securities that could be liquidated or pledged within one day and $1.1 billion in available lending capacity at the Federal Home Loan Bank
(“FHLB”), available liquidity amounted to 19.60% of total
assets compared to 20.14%.
Capital –
Repurchased $50.0 million in common stock and
declared $31.0 million in common stock dividends. Capital
ratios exceeded required
regulatory
levels.
The
Corporation’s
estimated
total
capital,
common
equity
tier
1
(“CET1”) capital,
tier
1
capital,
and
leverage
ratios
were
18.21%, 16.96%, 16.96%, and 11.72%, respectively, as of June 30, 2026. On a non-GAAP basis, the tangible common equity ratio (1)
decreased to
10.08% compared to 10.11%, mainly due to an increase in tangible assets.
(1)
Represents non-GAAP
financial
measures. Refer
to
Non-GAAP
Disclosures
-
Non-GAAP
Financial Measures
for
the
definition
of
and additional
information
about
these non-GAAP
financial measures.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 2 of 28
NET INTEREST INCOME
The following table sets forth information concerning net interest income for the last five quarters:
Quarter Ended
June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025
(Dollars in thousands)
Net Interest Income
Interest income $ 287,710 $ 279,849 $ 285,158 $ 282,743 $ 278,190
Interest expense 58,579 58,893 62,390 64,827 62,331
Net interest income $ 229,131 $ 220,956 $ 222,768 $ 217,916 $ 215,859
Average Balances
Loans and leases $ 13,077,087 $ 13,068,874 $ 13,032,081 $ 12,876,239 $ 12,742,809
Total securities, other short-term
investments and interest-bearing cash
balances 5,797,465 5,776,844 5,871,091 6,037,726 6,245,844
Average interest-earning assets $ 18,874,552 $ 18,845,718 $ 18,903,172 $ 18,913,965 $ 18,988,653
Average interest-bearing liabilities $ 11,371,881 $ 11,409,037 $ 11,531,091 $ 11,669,135 $ 11,670,411
Average Yield/Rate
Average yield on interest-earning assets 6.11% 6.02% 5.98% 5.93% 5.88%
Average rate on interest-bearing liabilities 2.07% 2.09% 2.15% 2.20% 2.14%
Net interest spread 4.04% 3.93% 3.83% 3.73% 3.74%
Net interest margin 4.87% 4.75% 4.68% 4.57% 4.56%
Net
interest
income
amounted
to
$229.1
million
for
the
second
quarter
of
2026,
an
increase
of
$8.1
million,
compared
to
$221.0
million
for
the
first
quarter
of
2026,
which
includes
an
increase
of
approximately
$1.6
million
associated
with
the
effect
of
an
additional day in the second quarter of 2026. The increase in net interest income reflects the following:
●
A $4.5
million net
increase in
interest income
on investment
securities and
interest-earning
cash balances,
primarily driven
by
$3.6
million
of
higher
interest
income
on
investment
securities,
which
reflected
both
the
benefit
of
higher
yields
on
available-for-sale
debt
securities
as
a
result
of
purchases
of
higher-yielding
debt
securities
replacing
maturities
of
lower-
yielding debt securities
and $1.8 million resulting
from the acceleration of
the unamortized purchase
discount on a municipal
bond
refinanced
during
the
second
quarter
of
2026
into
a
shorter-term
commercial
loan
structure.
These
increases
were
partially
offset
by a
$0.7 million
decrease
in interest
income from
interest-earning
cash balances,
mainly
due
to a
decrease
associated
with
a
$78.5
million
reduction
in
the
average
balances,
which
consisted
primarily
of
cash
maintained
at
the
Federal Reserve Bank (“FED”).
● A $3.3 million increase in interest income on loans, driven by:
- A
$2.9 million
increase in
interest income
on commercial
and construction
loans, driven
by $1.6
million resulting
from
the acceleration
of net
deferred fees
associated with
the refinancing
of a
C&I loan
in the
Puerto Rico
region and
a $1.1
million increase associated with the effect of an
additional day in the second quarter of 2026.
-
A $0.4
million increase
in interest
income on
residential mortgage
loans, mainly
due to
$0.5 million
of interest
income
recognized
during the
second quarter
of 2026
from the
payoff
of a
nonaccrual
residential mortgage
loan in
the Florida
region.
●
A
$0.6
million
decrease
in
interest
expense
on
advances
from
the
FHLB
associated
with
a
$50.6
million
decrease
in
the
average balance.
Partially offset by:
●
A $0.3 million increase in interest expense on interest-bearing deposits, consisting of:
-
A $1.4 million
increase in interest
expense on
interest-bearing checking
and saving accounts,
of which $0.9
million was
associated with higher interest rates paid in the second
quarter of 2026, mainly on government deposits. The average
cost
of interest-bearing checking
and saving accounts in the
second quarter increased 5
basis points to 1.26% when
compared

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 3 of 28
to
the
previous
quarter.
Excluding
government
deposits,
the
average
cost
of
interest-bearing
checking
and
saving
accounts remained unchanged at 0.66% in both the second and first quarters of
2026.
Partially offset by:
-
A $0.8 million
decrease in interest
expense on
time deposits, excluding
brokered CDs,
mainly due
to issuances at
lower
rates during the second quarter of 2026.
-
A
$0.3
million
decrease
in
interest
expense
on
brokered
CDs,
mainly
associated
with
a
$27.4
million
decline
in
the
average balance.
Net interest
margin for
the second
quarter of
2026 was
4.87%, a
12 basis point
s
increase when
compared to
the first
quarter of
2026,
mostly
related
to
the
acceleration
of
the
unamortized
purchase
discount
and
net
deferred
fees
associated
with
the
aforementioned
refinancings during
the second quarter
of 2026, which
contributed approximately
7 basis points
to the increase
in net interest
margin,
and the deployment of cash flows from lower-yielding investment securities to higher-yielding assets.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 4 of 28
NON-INTEREST INCOME
The following table sets forth information concerning non-interest income for the last five quarters:
Quarter Ended
June 30, 2026
March 31,
2026
December 31, 2025 September 30, 2025 June 30, 2025
(In thousands)
Service charges and fees on deposit accounts $ 9,885 $ 9,932 $ 9,861 $ 9,811 $ 9,756
Mortgage banking activities 3,727 4,043 4,219 3,309 3,401
Insurance commission income 3,114 5,944 2,265 2,618 2,538
Card and processing income 12,512 11,758 12,353 11,682 11,880
Other non-interest income 6,494 6,008 5,702 3,374 3,375
Non-interest income $ 35,732 $ 37,685 $ 34,400 $ 30,794 $ 30,950
Non-interest income decreased
by $2.0 million to
$35.7 million for the
second quarter of 2026,
compared to $37.7 million
for the first
quarter of
2026, mainly
due to
$3.6 million
in seasonal
contingent commissions
recorded as
part of
insurance commission
income in
the first
quarter of
2026 based
on the
prior year’s
production of
insurance policies,
partially offset
by a $0.8
million increase
in debit
and credit card processing
income driven by higher transactional
volumes during the second quarter
of 2026. Other variances included
a $0.6 million gain recognized during
the second quarter of 2026 from
the sale of a fixed asset in the
Florida region, partially offset
by
a $0.3 million decrease in realized gains from purchased income tax credits, both reported as part of other non-interest income.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 5 of 28
NON-INTEREST EXPENSES
The following table sets forth information concerning non-interest expenses for the last five quarters:
Quarter Ended
June 30, 2026
March 31,
2026
December 31, 2025 September 30, 2025 June 30, 2025
(In thousands)
Employees’ compensation and benefits $ 63,439 $ 65,299 $ 63,196 $ 59,761 $ 60,058
Occupancy and equipment 22,108 22,063 21,797 22,185 22,297
Business promotion 4,435 3,555 5,944 3,884 3,495
Professional service fees:
Collections, appraisals and other credit-related fees 1,229 734 1,007 856 634
Outsourcing technology services 8,352 8,585 8,433 8,107 8,324
Other professional fees 3,535 3,593 3,671 2,940 2,651
Taxes, other than income taxes 6,071 6,184 6,272 6,092 5,712
Federal Deposit Insurance Corporation (“FDIC”) deposit insurance 2,167 2,058 961 2,236 2,235
Other insurance and supervisory fees 1,182 1,206 1,327 1,344 1,566
Net (gain) loss on other real estate owned (“OREO”) operations (842) (937) (838) 1,033 (591)
Credit and debit card processing expenses 8,514 7,327 7,728 7,889 7,747
Communications 2,234 2,288 2,284 2,294 2,208
Other non-interest expenses 4,900 5,150 5,088 6,273 7,001
Total non-interest expenses $ 127,324 $ 127,105 $ 126,870 $ 124,894 $ 123,337
Non-interest expenses
amounted to
$127.3 million
in the
second quarter
of 2026,
an increase
of $0.2
million, from
$127.1 million
in
the first quarter of 2026. Non-interest expenses for the second quarter of
2026 reflect the following significant variances:
●
A
$1.9
million
decrease
in
employees’
compensation
and
benefits
expenses,
driven
by
$1.8
million
in
stock-based
compensation
expense
of
retirement-eligible
employees
recognized
during
the
first
quarter
of
2026
and
a
$1.3
million
decrease in payroll taxes
due to employees reaching
maximum taxable amounts, partially
offset by a $1.
1
million increase in
salary compensation mainly due to the effect of an additional working day in the second quarter of 2026.
●
A $1.2 million increase in credit and debit card processing expenses, mainly due to higher transactional volumes.
●
A $0.9
million increase
in business promotion
expenses as
a result
of certain
marketing efforts
during the
second quarter
of
2026.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 6 of 28
INCOME TAXES
The Corporation
recorded an
income tax
expense of
$24.1 million
for the
second quarter
of 2026,
compared to
$25.5 million
for the
first quarter
of 2026.
The decrease
in income
tax expense
was driven
by a
lower estimated
annual effective
tax rate
mostly related
to
higher than previously
forecasted business activities
with preferential tax
treatment under the
Puerto Rico tax
code, partially offset
by
higher pre-tax income.
For the year, the Corporation’s
annual effective tax rate was estimated at 21.5%
for the second quarter of 2026, compared to 21.9% for
the
first
quarter
of
2026.
As
of
June
30,
2026,
the
Corporation
had
a
net
deferred
tax
asset
of
$142.0
million,
net
of
a
valuation
allowance of $75.6
million, compared to a
net deferred tax asset
of $143.6 million,
net of a valuation
allowance of $75.9
million as of
March 31, 2026.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 7 of 28
CREDIT QUALITY
Non-Performing Assets
The following table sets forth information concerning non-performing assets for the last five quarters:
(Dollars in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025
Nonaccrual loans held for investment:
Residential mortgage
$ 23,410 $ 28,071 $ 29,169 $ 28,866 $ 30,790
Construction
5,463 5,414 5,536 5,591 5,718
Commercial mortgage
7,067 7,442 8,382 21,437 22,905
C&I
41,053 27,100 28,042 19,650 20,349
Consumer and finance leases
17,572 19,717 21,434 20,717 20,336
Total nonaccrual loans held for investment
$ 94,565 $ 87,744 $ 92,563 $ 96,261 $ 100,098
OREO 6,939 6,344 7,522 9,343 14,449
Other repossessed property 10,803 13,124 12,389 12,234 11,868
Other assets
(1)
1,610 1,609 1,620 1,579 1,576
Total non-performing assets
(2)
$ 113,917 $ 108,821 $ 114,094 $ 119,417 $ 127,991
Past due loans 90 days and still accruing
(3)
$ 24,736 $ 28,949 $ 31,913 $ 28,891 $ 29,535
Nonaccrual loans held for investment to total loans held for investment 0.71% 0.67% 0.71% 0.74% 0.78%
Nonaccrual loans to total loans 0.71% 0.67% 0.70% 0.74% 0.78%
Non-performing assets to total assets 0.59% 0.57% 0.60% 0.62% 0.68%
(1) Residential pass-through mortgage-backed securities (“MBS”) issued by the Puerto Rico Housing Finance Authority (“PRHFA”) held as part of the available-for-sale debt securities portfolio.
(2)
Excludes purchased-credit deteriorated
(“PCD”) loans previously accounted
for under Accounting Standards
Codification (“ASC”) Subtopic 310-30
for which the
Corporation made the accounting
policy election of
maintaining pools
of loans
as “units of
account” both at
the time of
adoption of current
expected credit
losses (“CECL”) on
January 1,
2020 and
on an ongoing
basis for credit
loss measurement. These
loans will
continue to be
excluded from nonaccrual
loan statistics as long
as the Corporation can
reasonably estimate the
timing and amount
of cash flows expected
to be collected
on the loan pools.
The portion of
such loans
contractually past
due 90
days or
more amounted
to $3.6
million as
of June
30, 2026
(March 31,
2026 -
$4.2 million;
December 31,
2025 -
$4.8 million; September
30, 2025
- $5.0
million; June
30, 2025
- $4.9
million).
(3)
These include rebooked
loans, which were
previously pooled into
Government National Mortgage
Association (“GNMA”) securities,
amounting to $4.6
million as of
June 30, 2026
(March 31, 2026
- $6.7 million;
December 31, 2025
- $6.7 million;
September 30, 2025
- $3.8 million;
June 30, 2025
- $5.5 million).
Under the GNMA
program, the Corporation
has the option
but not the
obligation to repurchase
loans that meet
GNMA’s specified delinquency criteria.
For accounting purposes, the loans subject to the repurchase option are required to be reflected on the financial statements with an offsetting liability.
Variances
in credit quality metrics:
●
Total
non-performing
assets
increased
by
$5.1
million
to
$113.9
million
as
of
June
30,
2026,
driven
by
a
$6.8
million
increase
in
nonaccrual
loans.
Nonaccrual
commercial
and
construction
loans
increased
by
$13.6
million,
driven
by
the
migration
of a
$14.8 million
C&I relationship
in the
Florida region
to nonaccrual
status during
the second
quarter of
2026,
partially offset by a $4.7
million decrease in nonaccrual residential mortgage
loans, and a $2.1 million decrease
in nonaccrual
consumer loans, mainly in the auto loan and finance leases portfolios.
●
Inflows to nonaccrual loans held for investment were
$40.7 million in the second quarter of 2026, an increase
of $6.4 million,
compared to
inflows of
$34.3 million
in the
first quarter
of 2026.
Inflows to
nonaccrual commercial
and construction
loans
were $15.1
million in
the second
quarter of
2026,
an increase
of $13.9
million,
compared to
inflows of
$1.2 million
in the
first quarter of 2026,
driven by the aforementioned
$14.8 million inflow to
nonaccrual status in the
Florida region. Inflows to
nonaccrual consumer loans were $22.8
million in the second quarter of 2026,
a decrease of $6.9 million, compared
to inflows
of $29.7 million in the
first quarter of 2026. Inflows
to nonaccrual residential mortgage
loans were $2.8 million
in the second
quarter
of
2026,
a
decrease
of
$0.6
million,
compared
to
inflows
of
$3.4
million
in
the
first
quarter
of
2026.
See
Early
Delinquency below
for additional information.
●
Adversely
classified
commercial
and
construction
loans
increased
by
$11.2
million
to
$87.2
million
as
of
June
30,
2026,
compared to
$76.0 million
as of
March 31,
2026, driven
by the
aforementioned $14.8
million inflow
to nonaccrual
status in
the Florida region.
Early Delinquency
Total
loans
held
for
investment
in
early
delinquency
(i.e.,
30-89
days
past
due
accruing
loans,
as
defined
in
regulatory
reporting
instructions) amounted
to $143.4
million as
of June
30, 2026,
an increase
of $32.9
million, compared
to $110.5
million as
of March
31, 2026,
driven by
a $20.7
million
increase
in consumer
loans and
finance leases,
primarily
in the
auto loan
portfolio, and
an $8.7
million increase in
the commercial and
construction loan portfolios,
including $3.6 million
of matured loans
in the process of
renewal
for which the Corporation continues to receive interest and principal payments from the borrower.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 8 of 28
Allowance for Credit Losses
The following table summarizes the activity of the ACL for on-balance sheet and off-balance sheet exposures during the second and
first quarters
of 2026:
Quarter Ended June 30, 2026
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 41,534 $ 69,118 $ 134,408 $ 245,060 $ 3,120 $ 641 $ 839 $ 249,660
Provision for credit losses - expense (benefit) 1,303 (233) 14,888 15,958 1,479 (162) 58 17,333
Net charge-offs (79) (91) (15,809) (15,979) - - (12) (15,991)
Allowance for credit losses, end of period $ 42,758 $ 68,794 $ 133,487 $ 245,039 $ 4,599 $ 479 $ 885 $ 251,002
Amortized cost of loans and finance leases $ 2,927,167 $ 6,668,570 $ 3,661,486 $ 13,257,223
Allowance for credit losses on loans to amortized cost 1.46% 1.03% 3.65% 1.85%
Quarter Ended March 31, 2026
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 41,071 $ 70,920 $ 137,046 $ 249,037 $ 3,013 $ 733 $ 763 $ 253,546
Provision for credit losses - expense (benefit) 239 (984) 17,915 17,170 107 (92) 88 17,273
Net recoveries (charge-offs) 224 (818) (20,553) (21,147) - - (12) (21,159)
Allowance for credit losses, end of period $ 41,534 $ 69,118 $ 134,408 $ 245,060 $ 3,120 $ 641 $ 839 $ 249,660
Amortized cost of loans and finance leases $ 2,914,898 $ 6,517,223 $ 3,658,956 $ 13,091,077
Allowance for credit losses on loans to amortized cost 1.42% 1.06% 3.67% 1.87%
Allowance for Credit Losses for Loans and Finance
Leases
As of June 30, 2026,
the ACL for loans and
finance leases was $245.0 million,
compared to $245.1 million
as of March 31, 2026. The
ratio of the ACL
for loans and finance
leases to total loans
held for investment
was 1.85% as of
June 30, 2026, compared
to 1.87% as
of March 31, 2026.
The
ACL
for
consumer
loans
decreased
by
$1.0
million,
driven
by
lower
delinquency
levels
in
the
unsecured
loan
portfolios
and
improvements
in
macroeconomic
variables
in
the
secured
loan
portfolios,
partially
offset
by
loan
growth
and
higher
delinquency
levels in
the auto
loans and
finance leases
portfolio.
In addition,
the ACL
for commercial
and
construction
loans decreased
by $0.3
million,
mainly
due
to
an
improvement
in
the
projection
of
certain
macroeconomic
variables,
partially
offset
by
loan
growth.
Meanwhile, the ACL for residential mortgage loans increased by
$1.2 million driven by loan growth.
The
provision
for
credit
losses
on
loans
and
finance
leases
was
$16.0
million
for
the
second
quarter
of
2026,
compared
to
$17.2
million in the first quarter of 2026, as detailed below:
●
Provision
for
credit
losses
on
the
consumer
loan
and
finance
lease
portfolios
was
an
expense
of
$14.9
million
for
the
second quarter of
2026, compared to
an expense of $18.0
million for the first
quarter of 2026.
The $3.1 million
decrease
in provision
expense was
driven by
a $4.7
million reduction
in net
charge-offs,
partially offset
by a
lower benefit
from
macroeconomic factors than in the previous quarter.
●
Provision
for
credit
losses
on
the
residential
mortgage
loan
portfolio
was
an
expense
of
$1.3
million
for
the
second
quarter
of
2026,
compared
to
an
expense
of
$0.2
million
for
the
first
quarter
of
2026.
The
$1.1
million
increase
in
provision expense was driven by higher loan growth than the previous quarter.
●
Provision for
credit losses
on the
commercial
and construction
loan portfolios
was a
net benefit
of $0.2
million for
the
second quarter
of 2026,
compared to
a net
benefit of
$1.0 million
for the
first quarter
of 2026.
The net
benefit recorded
during
the
first
quarter of
2026 was
mainly
due
to improvements
in
the
projections
of the
unemployment
rate
and
the
CRE price index, partially offset by renewals and refinancings.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 9 of 28
Net Charge-Offs
The following table presents ratios of net charge-offs
(recoveries) to average loans held-in-portfolio for the last five quarters:
Quarter Ended
June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025
Residential mortgage 0.01% -0.03% -0.02% -0.00% -0.00%
Construction -0.03% -0.02% -0.02% -0.50% -0.02%
Commercial mortgage -0.02% 0.08% 0.01% -0.02% -0.01%
C&I 0.03% 0.03% 0.00% 0.01% -0.09%
Consumer loans and finance leases 1.73% 2.23% 2.20% 2.16% 2.12%
Total loans 0.49% 0.65% 0.63% 0.62% 0.60%
The
ratios
above
are
based
on
annualized
net
charge-offs
and
are
not
necessarily
indicative
of
the
results
expected
in
subsequent
periods.
Net
charge-offs
were
$16.1
million
for
the
second
quarter
of
2026,
or
an
annualized
0.49%
of
average
loans,
compared
to
$21.1
million, or an
annualized 0.65% of
average loans, in
the first quarter
of 2026. The $5.0
million decrease in
net charge-offs was
driven
by a $4.7 million reduction in consumer loans and finance leases net charge
-offs, mainly in the auto loan portfolio.
Allowance for Credit Losses for Unfunded Loan
Commitments
As of June
30, 2026,
the ACL for
off-balance sheet
credit exposures
increased to
$4.6 million, compared
to $3.1 million
as of March
31, 2026, primarily driven by renewals of existing C&I lines of credit.
Allowance for Credit Losses for Debt Securities
As of June
30, 2026, the
ACL for debt
securities was $1.4
million, of which
$0.5 million was
related to Puerto
Rico municipal bonds
classified as held-to-maturity,
compared to $1.5 million and $0.6 million, respectively,
as of March 31, 2026.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 10 of 28
STATEMENT
OF FINANCIAL CONDITION
Total
assets were
approximately $19.2
billion as
of June
30, 2026,
up $155.1
million from
March 31,
2026. The
following variances
within the main components of total assets are noted:
●
A $168.8 million
increase in total loans
,
primarily driven by
a $151.3 million
increase in commercial
and construction loans.
The
growth
was mainly
attributable
to
a
$129.9
million
increase
in
C&I
loans
in
the
Puerto
Rico
region,
of
which
$112.1
million
were
related
to
the
increased
exposure
of
a
participated
loan
related
to
a
public-private
partnership
for
toll
roads
infrastructure
improvement
and a
participated
municipal
loan (including
the conversion
of a
municipal bond)
as a
result of
the aforementioned refinancings;
and a new $19.5 million term loan extended to an existing relationship.
Total
loan originations,
including refinancings, renewals,
and draws from
existing commitments, amounted
to $1.7 billion
in
the second quarter of 2026, an increase of $469.5 million compared to the first quarter of 2026.
Total
loan originations in
the Puerto Rico region
amounted to $1.4 billion
in the second quarter
of 2026, compared
to $848.9
million in
the first
quarter of
2026.
The increase
of $509.7
million in
total loan
originations was
mainly in
commercial and
construction loans,
driven by
the aforementioned
refinancings during
the second quarter
of 2026
totaling $270.6
million and
higher utilization of C&I lines of credit.
Total
loan originations
in the
Florida region
amounted to
$333.0 million
in the
second quarter
of 2026,
compared to
$228.4
million in
the first
quarter of
2026.
The increase
of $104.6
million in
total loan
originations was
mainly related
to a
$102.4
million
increase
in
commercial
and
construction
loans,
including
$65.3
million
in
C&I
loan
originations
due
to
the
origination
of
multiple
term
loans,
and
$36.9
million
in
commercial
mortgage
originations
due
to
the
refinancing
of
a
commercial mortgage revolving line of credit totaling $22.9 million.
Total
loan
originations
in
the Virgin
Islands region
amounted
to
$26.1
million
in
the second
quarter
of 2026,
compared
to
$170.9 million in the first quarter of 2026.
●
A $10.4
million increase
in cash
and cash
equivalents, mainly
related to
the overall
increase in
deposits and
the net
income
generated
in
the
second
quarter
of
2026.
These
increases
were
partially
offset
by
net
cash
outflows
from
lending
and
investment activities, the repayment at maturity of a $90.0 million FHLB short
-term advance,
and capital deployment actions.
Partially offset by:
● A
$13.2
million
decrease
in
investment
securities,
driven
by
repayments
of
$368.3
million
of
U.S.
agencies’
MBS
and
debentures, of which $155.0 million was associated with matured securities; repayments of $10.7 million of municipal bonds,
which include the aforementioned
refinancing of a municipal
bond; and a $7.7
million decrease in the
fair value of available-
for-sale
debt
securities
attributable
to
changes
in
market
interest
rates.
These
decreases
were
partially
offset
by
purchases
during the
second quarter
of 2026
of $374.8
million in U.S.
agencies’ MBS
and debentures at
an average
yield of
4.92%. In
addition, during the
second quarter of 2026,
$375.0 million in matured
U.S. Treasury
bills at an average
yield of 3.48% were
replaced with $370.4 million in U.S. Treasury
bills at an average yield of 3.71%.
Total
liabilities
were
approximately
$17.3
billion
as
of
June
30,
2026,
an
increase
of
$145.5
million
from
March
31,
2026.
The
following variances within the main components of total liabilities are noted:
●
Total deposits increased
by $273.7 million consisting of:
o
A
$167.7 million increase in government deposits, driven by an increase of $159.4 million in the Puerto Rico region.
o
An $87.7
million increase
in brokered
CDs in
the Florida
region.
The increase
consisted of
$179.9 million
of new
issuances with original
average maturities of
approximately 0.7 years
and an all-in
cost of 4.00%,
partially offset by
maturing brokered CDs amounting to $92.2
million with an all-in cost of 4.30% that were
paid off during the second
quarter of 2026.
o
An $18.3
million increase
in deposits,
excluding brokered
CDs and
government
deposits, consisting
of an
increase
of $42.2 million
in the Florida region
,
partially offset by
decreases of $13.8
million in the Virgin
Islands region and
$10.1 million
in the Puerto
Rico region.
The increase
in such
deposits consisted
of a
$19.3 million
increase in non-
interest-bearing deposits.
Partially offset by:

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 11 of 28
●
A
$90.0
million
decrease
in
borrowings
related
to
the
aforementioned
repayment
of
a
$90.0
million
short-term
FHLB
advance that matured during the second quarter of 2026.
Total
stockholders’ equity
amounted to
$2.0 billion
as of
June 30,
2026, an
increase of
$9.6 million
from March
31, 2026,
driven by
the net
income generated
in the
second quarter
of 2026,
partially offset
by $50.0
million in
common stock
repurchases at
an average
price of
$25.08, $31.0
million in
common stock
dividends declared
in the
second quarter
of 2026,
and a
$7.7 million
decrease in
the
fair
value
of
available-for-sale
debt
securities
due
to
changes
in
market
interest
rates
recognized
as
part
of
accumulated
other
comprehensive loss.
As of
June
30,
2026,
capital ratios
exceeded
the
required
regulatory
levels
for
bank
holding
companies
and
well-capitalized
banks.
The
Corporation’s
estimated
CET1
capital,
tier
1
capital,
total
capital
and
leverage
ratios
under
the
Basel
III
rules
were
16.96%,
16.96%, 18.21%,
and 11.72%,
respectively,
as of
June 30,
2026, compared
to CET1
capital, tier
1 capital,
total capital,
and leverage
ratios of 16.93%, 16.93%, 18.19%, and 11.66%
,
respectively, as of March 31, 2026.
Meanwhile, estimated CET1 capital,
tier 1 capital, total capital and
leverage ratios of our banking subsidiary,
FirstBank, were 15.96%,
16.71%, 17.97%,
and 11.54%,
respectively,
as of
June 30,
2026, compared
to CET1
capital, tier
1 capital,
total capital
and leverage
ratios of 15.76%,
16.51%, 17.77%,
and 11.37%, respectively,
as of March 31, 2026.
Liquidity
Cash and
cash equivalents
increased by
$10.4 million
to $561.3
million as
of June
30, 2026.
When adding
$2.1 billion
of free
high-
quality liquid securities
that could be
liquidated or pledged
within one day,
total core liquidity
amounted to $2.7
billion as of June
30,
2026, or
13.73% of
total assets, compared
to $2.9
billion, or 14.66%
of total
assets, as of
March 31,
2026. In
addition, as
of June
30,
2026,
the Corporation had $1.1
billion available for credit
with the FHLB based on
the value of the
collateral pledged with the
FHLB.
As
such,
the
basic
liquidity
ratio
(which
includes
cash,
free
high-quality
liquid
assets
such
as
U.S.
government
and
government-
sponsored
enterprises’ obligations
that could
be liquidated
or pledged
within one
day,
and available
secured lines
of credit
with the
FHLB to total assets) was approximately 19.60% as of June 30, 2026, compared to 20.14% as of March 31, 2026.
In
addition
to
the
aforementioned
available
credit
from
the
FHLB,
the
Corporation
also
maintains
borrowing
capacity
at
the
FED
Discount
Window
Program.
The
Corporation
had
approximately
$2.6
billion
available
for
funding
under
the
FED’s
Borrower-In-
Custody
Program
as
of
June
30,
2026.
In
the
aggregate,
as
of
June
30,
2026,
the
Corporation
had
$6.4
billion
available
to
meet
liquidity needs, or 134% of estimated uninsured deposits (excluding fully collateralized government deposits).
The Corporation’s total deposits,
excluding brokered CDs, amounted to $16.3 billion
as of June 30, 2026, compared to $16.1 billion as
of
March
31,
2026,
which
included
$3.0
billion
and
$2.9
billion,
respectively,
in
government
deposits
that
are
fully
collateralized.
Excluding fully collateralized government
deposits and FDIC-insured deposits
as of June 30, 2026, the
estimated amount of uninsured
deposits
was
$4.7
billion,
which
represents
29.15%
of
total
deposits,
compared
to
$4.8
billion,
or
30.12%
of
total
deposits,
as
of
March 31, 2026. Refer to Table
10 in the accompanying tables (Exhibit A) for additional information about the deposits composition.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 12 of 28
Tangible Common
Equity (Non-GAAP)
On a non-GAAP basis, the Corporation’s
tangible common equity ratio decreased to 10.08% as of
June 30, 2026, compared to 10.11%
as of March
31, 2026, mainly
due to an
increase in tangible
assets. Refer to
Non-GAAP Disclosures
-
Non-GAAP Financial
Measures
for the definition of and additional information about this non-GAAP financial measure.
The following table
presents a reconciliation
of the Corporation’s
tangible common equity
and tangible assets
to the most comparable
GAAP items as of the indicated dates:
June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025
(In thousands, except ratios and per share
information)
Tangible Equity:
Total common equity - GAAP $ 1,976,833 $ 1,967,239 $ 1,966,865 $ 1,918,045 $ 1,845,455
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (3,022) (3,240) (3,458) (3,676) (4,535)
Tangible common equity - non-GAAP $ 1,935,200 $ 1,925,388 $ 1,924,796 $ 1,875,758 $ 1,802,309
Tangible Assets:
Total assets - GAAP $ 19,241,235 $ 19,086,105 $ 19,132,892 $ 19,321,335 $ 18,897,529
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (3,022) (3,240) (3,458) (3,676) (4,535)
Tangible assets - non-GAAP $ 19,199,602 $ 19,044,254 $ 19,090,823 $ 19,279,048 $ 18,854,383
Common shares outstanding 152,674 154,694 156,619 159,135 161,508
Tangible common equity ratio - non-GAAP 10.08% 10.11% 10.08% 9.73% 9.56%
Tangible book value per common share - non-GAAP $ 12.68 $ 12.45 $ 12.29 $ 11.79 $ 11.16

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 13 of 28
Exposure to Puerto Rico Government
Direct Exposure
As of
June
30,
2026,
the
Corporation
had
$379.4
million
of
direct
exposure
to
the
Puerto
Rico
government,
its municipalities
,
and
public corporations, an
increase of $81.9 million
compared to $297.5 million
as of March 31,
2026, mainly due
to the aforementioned
refinancing
of
a
participated
municipal
loan
in
the
Puerto
Rico
region.
As
of
June
30,
2026,
approximately
$293.0
million
of
the
exposure consisted
of loans and
obligations of municipalities
in Puerto Rico
that are supported
by assigned property
tax revenues
and
for which,
in most
cases, the good
faith, credit,
and unlimited
taxing power
of the applicable
municipality have
been pledged
to their
repayment,
and
$33.6
million
consisted
of loans
and obligations
which
are supported
by one
or more
specific
sources of
municipal
revenues. The Corporation’s
total direct
exposure to
the Puerto
Rico government
also included
$8.6 million
in a
loan extended
to an
affiliate of the Puerto
Rico Electric Power Authority
and $41.6 million in loans
to a public corporation
of Puerto Rico. In addition,
the
total direct exposure
included an obligation
of the Puerto
Rico government,
specifically a residential
pass-through MBS
issued by the
PRHFA,
at an
amortized
cost of
$2.6 million
(fair value
of $1.6
million
as of
June 30,
2026), included
as part
of the
Corporation’s
available-for-sale debt securities portfolio. This residential pass-through
MBS issued by the PRHFA
is collateralized by certain second
mortgages and had an unrealized loss of $1.0 million as of June 30, 2026, of which
$0.3 million is due to credit deterioration.
The
aforementioned
exposure
to
municipalities
in
Puerto
Rico
included
$71.1
million
of
financing
arrangements
with
Puerto
Rico
municipalities
that
were
issued
in
bond
form
but
underwritten
as
loans
with
features
that
are
typically
found
in
commercial
loans.
These bonds are accounted for as held-to-maturity debt securities.
Indirect Exposure
As of
June 30,
2026 and
March 31,
2026, the
Corporation had
$2.6 billion
and $2.4
billion, respectively,
of public
sector deposits
in
Puerto Rico. Approximately 21%
of the public sector deposits as of
June 30, 2026 were from municipalities
and municipal agencies in
Puerto Rico, and
79% were from
public corporations,
the Puerto
Rico central government
and agencies,
and U.S. federal
government
agencies in Puerto Rico.
Additionally, as of
June 30, 2026, the outstanding balance of construction
loans funded through conduit financing structures to support the federal programs of Low-Income
Housing Tax
Credit combined with other federal
programs amounted to $75.0 million,
compared
to
$81.6
million
as
of
March
31,
2026.
The
main
objective
of
these
programs
is
to
spur
development
in
new
or
rehabilitated
and
affordable
rental housing.
PRHFA,
as program
subrecipient and
conduit issuer,
issues tax-exempt
obligations
which are
acquired by
private
financial
institutions
and
are
required
to
co-underwrite
with
PRHFA
a
mirror
construction
loan
agreement
for
the
specific
project
loan
to
which
the
Corporation
will
serve
as
ultimate
lender
but
where
the
PRHFA
will
be
the
lender
of
record.
The
total
amount of unfunded loan commitments related to these loans as of June 30, 2026 was $39.2 million.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 14 of 28
NON-GAAP DISCLOSURES
This
press
release
contains
GAAP
financial
measures
and
non-GAAP
financial
measures.
Non-GAAP
financial
measures
are
used
when management believes
that the presentation of
these non-GAAP financial
measures enhances the
ability of analysts and
investors
to analyze trends
in the Corporation’s
business and understand
the performance of the
Corporation. The Corporation
may utilize these
non-GAAP
financial measures
as guides
in its
budgeting and
long-term planning
process. Where
non-GAAP
financial measures
are
used,
the
most
comparable
GAAP
financial
measure,
as
well
as
the
reconciliation
of
the
non-GAAP
financial
measure
to
the
most
comparable GAAP financial measure, can be found
in the text or in the tables in or attached to this press release.
Any analysis of these
non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.
Certain non-GAAP
financial measures,
such as
adjusted non-interest
expenses, adjusted
net income,
adjusted earnings
per share,
and
adjusted
pre-tax,
pre-provision
income,
exclude
the
effect
of
items
that
management
believes
are
not
reflective
of
core
operating
performance
(the
“Special
Items”).
Other
non-GAAP
financial
measures
include
net
interest
income,
interest
rate
spread,
and
net
interest margin
each presented on a
tax-equivalent basis; tangible
common equity; tangible
book value per common
share; and certain
capital ratios.
These measures
should be
read in
conjunction with
the accompanying
tables (Exhibit
A), which
are an
integral part
of
this press release, and the Corporation’s
other financial information that is presented in accordance with GAAP.
Special Items
The financial
results for the
quarter ended
March 31, 2026
and six-month
period ended
June 30, 2026
included the
following Special
Item:
FDIC Special Assessment Reversal
-
A benefit
of $0.1
million ($57
thousand
after-tax,
calculated based
on the
statutory tax
rate of
37.5%) was
recorded
during
the
first
quarter
of
2026
following
receipt
of
the
FDIC
assessment
invoice,
paid
on
March
30,
2026,
which
reduced
the
quarterly
special assessment
rate for
the eighth
and final
collection period
from 3.36
bps to
2.97 bps.
Any future
offsets or
one-time final shortfall special assessment
collection, if any,
will be communicated by the
FDIC through future invoices. The
FDIC deposit
special assessment
is reflected
in the
consolidated
statements of
income
as part
of “FDIC
deposit
insurance”
expenses.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 15 of 28
Non-GAAP Financial Measures
Tangible
Common Equity Ratio and Tangible
Book Value
per Common Share
The
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
are
non-GAAP
financial
measures
that
management
believes are generally
used by the financial
community to evaluate
capital adequacy.
Tangible
common equity is total
common equity
less goodwill
and other
intangible assets.
Tangible
assets are
total assets
less goodwill
and other
intangible assets.
Tangible
common
equity ratio is tangible common
equity divided by tangible assets. Tangible
book value per common share is
tangible assets divided by
common shares
outstanding. Refer
to
Statement of
Financial Condition
– Tangible
Common Equity
(Non-GAAP)
for a
reconciliation
of
the
Corporation’s
total
stockholders’
equity
and
total
assets
in
accordance
with
GAAP
to
the
non-GAAP
financial
measures
of
tangible
common
equity
and
tangible
assets, respectively.
Management
uses and
believes that
many
stock
analysts
use
the
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
in
conjunction
with
other
more
traditional
bank
capital
ratios
to
compare
the
capital
adequacy
of
banking
organizations
with
significant
amounts
of
goodwill
or
other
intangible
assets,
typically
stemming from the use
of the purchase method of
accounting for mergers and
acquisitions. Accordingly,
the Corporation believes that
disclosure of
these financial
measures may
be useful
to investors.
Neither tangible
common equity
nor tangible
assets, or
the related
measures, should
be considered in
isolation or
as a substitute
for stockholders’
equity,
total assets, or
any other measure
calculated in
accordance with
GAAP.
Moreover,
the manner
in which
the Corporation
calculates its
tangible
common equity,
tangible assets,
and
any other related measures may differ from that of other companies reporting measures with similar names.
Adjusted Net Income and Adjusted Non-Interest Expenses
To
supplement
the
Corporation’s
financial
statements
presented
in
accordance
with
GAAP,
the
Corporation
uses,
and
believes
that
investors benefit from disclosure of, non
-GAAP financial measures that reflect
adjustments to net income and non-interest
expenses to
exclude Special Items.
Adjusted Pre-Tax,
Pre-Provision Income
Adjusted
pre-tax,
pre-provision
income
is
a
non-GAAP
performance
metric
that
management
uses
and
believes
that
investors
may
find
useful
in
analyzing
underlying
performance
trends,
particularly
in
times
of
economic
stress,
including
as
a
result
of
natural
catastrophes
or
health
epidemics.
Adjusted
pre-tax,
pre-provision
income,
as
defined
by
management,
represents
income
before
income
taxes
adjusted
to
exclude
the
provisions
for
credit
losses
on
loans,
unfunded
loan
commitments
and
debt
securities.
In
addition, from
time to time,
earnings are
also adjusted for
certain items
that management
believes are
not reflective
of core operating
performance, which are regarded as Special Items.
Net Interest Income on a Tax
-Equivalent Basis
Net interest income,
interest rate spread,
and net interest
margin are
reported on a
tax-equivalent basis in
order to provide
to investors
additional information
about the Corporation’s
net interest
income that
management uses
and believes
should facilitate
comparability
and analysis
of the
periods presented.
The tax-equivalent
adjustment to
net interest
income recognizes
the income
tax savings
when
comparing taxable and tax-exempt
assets and assumes a marginal
income tax rate. Income from tax-exempt
earning assets is increased
by an
amount equivalent
to the
taxes that
would have
been paid
if this
income had
been taxable
at statutory
rates. Refer
to Tables
4
and 5
in the
accompanying tables
(Exhibit A)
for a
reconciliation of
the Corporation’s
net interest
income on
a tax-equivalent
basis.
Management believes
that it
is a standard
practice in
the banking
industry to
present net
interest income,
interest rate
spread, and
net
interest
margin
on
a
fully
tax-equivalent
basis.
This
adjustment
puts
all earning
assets,
most
notably
tax-exempt
securities and
tax-
exempt loans, on a common basis that management believes facilitates comparison of results to the results of peers.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 16 of 28
NET INCOME AND RECONCILIATION
TO ADJUSTED NET INCOME (NON-GAAP)
The
following
table
shows,
for
the
second
quarters
of
2026
and
2025
and
six-month
period
ended
June
30,
2025,
net
income
and
earnings
per
diluted
share,
and
reconciles,
for
the
first
quarter
of
2026
and
six-month
period
ended
June
30,
2026,
net
income
to
adjusted
net
income
and
adjusted
earnings
per
diluted
share,
which
are
non-GAAP
financial
measures
that
exclude
the
significant
Special Item discussed in the Non-GAAP Disclosures – Special Items section.
Quarter Ended Six-Month Period Ended
June 30, 2026 March 31, 2026 June 30, 2025 June 30, 2026 June 30, 2025
(In thousands, except per share information)
Net income, as reported (GAAP) $ 96,154 $ 88,778 $ 80,180 $ 184,932 $ 157,239
Adjustment:
FDIC special assessment reversal - (92) - (92) -
Income tax impact of adjustment
(1)
- 35 - 35 -
Adjusted net income attributable to common stockholders (non-GAAP)
$ 96,154 $ 88,721 $ 80,180 $ 184,875 $ 157,239
Weighted-average diluted shares
outstanding
154,162 156,101 161,513 155,126 162,625
Earnings per share - diluted (GAAP)
$ 0.62 $ 0.57 $ 0.50 $ 1.19 $ 0.97
Adjusted earnings per share - diluted (non-GAAP) $ 0.62 $ 0.57 $ 0.50 $ 1.19 $ 0.97
(1) See Non-GAAP Disclosures — Special Items above for a discussion of the individual tax impact related to the above adjustment.
INCOME BEFORE
INCOME TAXES
AND RECONCILIATION
TO
ADJUSTED PRE-TAX,
PRE-PROVISION
INCOME
(NON-GAAP)
The following
table reconciles income
before income taxes
to adjusted pre-tax,
pre-provision income
for the last
five quarters and
for
the six-month periods ended June 30, 2026 and 2025:
Quarter Ended Six-Month Period Ended
June 30, 2026
March 31,
2026
December 31, 2025 September 30, 2025
June 30,
2025
June 30,
2026
June 30,
2025
(Dollars in thousands)
Income before income taxes $ 120,206 $ 114,263 $ 107,327 $ 106,223 $ 102,885 $ 234,469 $ 203,184
Add: Provision for credit losses expense 17,333 17,273 22,971 17,593 20,587 34,606 45,397
Less: FDIC special assessment reversal - (92) (1,099) - - (92) -
Less: Employee retention credit - - - (2,358) - - -
Adjusted pre-tax, pre-provision income (1) $ 137,539 $ 131,444 $ 129,199 $ 121,458 $ 123,472 $ 268,983 $ 248,581
Change from most recent prior period (amount) $ 6,095 $ 2,245 $ 7,741 $ (2,014) $ (1,637) $ 20,402 $ 24,918
Change from most recent prior period (percentage) 4.6% 1.7% 6.4% -1.6% -1.3% 8.2% 11.1%
(1) Non-GAAP financial measure. See Non-GAAP Disclosures above for the definition and additional information about this non-GAAP financial measure.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 17 of 28
Conference Call / Webcast
Information
First BanCorp.’s
senior
management
will host
an earnings
conference
call and
live webcast
on Wednesday
,
July 22,
2026,
at 10:00
a.m.
(Eastern
Time).
The
call
may
be
accessed
via
a
live
Internet
webcast
through
the
Corporation’s
investor
relations
website,
fbpinvestor.com,
or through a dial-in telephone
number at (800) 715-9871
or (646) 307-1963. The
participant access code is 1895316.
The
Corporation
recommends
that
listeners
go
to
the
web
site
at
least
15
minutes
prior
to
the
call
to
download
and
install
any
necessary software. Following the
webcast presentation, a question and
answer session will be made available
to research analysts and
institutional investors.
A replay of
the webcast will
be archived in
the Corporation’s
investor relations website,
fbpinvestor.com,
until
July 22,
2027. A
telephone replay
will be
available one
hour after
the end
of the
conference call
through August
21, 2026,
at (800)
770-2030. The replay access code is 1895316.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 18 of 28
Safe Harbor
This press release may contain
“forward-looking statements” concerning the
Corporation’s future
economic, operational,
and financial
performance.
The
words
or
phrases
“expect,”
“anticipate,”
“intend,”
“should,”
“would,”
“will,”
“plans,”
“forecast,”
“believe,”
and
similar
expressions
are
meant
to
identify
“forward-looking
statements”
within
the
meaning
of
Section
27A
of the
Securities
Act
of
1933, as amended,
and Section 21E of
the Securities Exchange
Act of 1934, as
amended, and are subject
to the safe harbor
created by
such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only
as
of
the
date
hereof,
and
advises
readers
that
any
such
forward-looking
statements
are
not
guarantees
of
future
performance
and
involve certain
risks, uncertainties,
estimates, and
assumptions by
us that
are difficult
to predict.
Various
factors, some
of which
are
beyond
our
control,
including,
but
not
limited
to,
the
uncertainties
more
fully
discussed
in
Part
I,
Item
1A,
“Risk
Factors”
of
the
Corporation’s
Annual Report
on Form
10-K for
the year
ended December
31, 2025,
and the
following, could
cause actual
results to
differ
materially
from
those expressed
in,
or
implied
by,
such
forward-looking
statements: the
effect
of
changes
in
the
interest
rate
environment
and
inflation
levels
on
the
level,
composition
and
performance
of
the
Corporation’s
assets
and
liabilities,
and
corresponding effects
on the
Corporation’s
net interest
income, net
interest margin,
loan originations,
deposit attrition,
overall results
of
operations,
and
liquidity
position;
volatility
in
the
financial
services
industry,
which
could
result
in,
among
other
things,
bank
deposit
runoffs,
liquidity
constraints,
and
increased regulatory
requirements
and
costs;
the
effect
of
continued
changes in
the fiscal,
monetary
and
trade
policies
and
regulations
of
the
U.S.
federal
government,
the
Puerto
Rico
government
and
other
governments,
including those
determined by
the Federal
Reserve Board,
the Federal Reserve
Bank of New
York,
the FDIC, government
-sponsored
housing agencies
and regulators in
Puerto Rico,
the U.S., and
the U.S. and
British Virgin
Islands, that
may affect
the future results
of
the
Corporation;
uncertainty
as
to
the
ability
of
FirstBank
to
retain
its
core
deposits
and
generate
sufficient
cash
flow
through
its
wholesale
funding
sources,
such as
securities sold
under
agreements to
repurchase,
FHLB advances,
and brokered
CDs,
which
may
require us to sell investment
securities at a loss; adverse changes
in general political and economic conditions
in Puerto Rico, the U.S.,
and the U.S. and British Virgin
Islands, including in the interest rate environment, unemployment rates, market liquidity and volatility,
trade policies, housing absorption rates, real estate markets
,
and U.S. capital markets, which may affect
funding sources, loan portfolio
performance
and
credit
quality,
market
prices
of
investment
securities,
and
demand
for
the
Corporation’s
products
and
services,
and which may
reduce the
Corporation’s
revenues and
earnings and
the value
of the
Corporation’s
assets; the
impact of
litigation or
the threat
of litigation
or other
dispute
resolutions,
including any
adverse settlements
or judgments
against the
Corporation,
and
the
potential resulting liabilities,
costs, negative publicity
or other reputational
harm;
the effects of
asserted and unasserted
claims and the
extent of
available insurance
coverage; the
impact of
government financial
assistance for
hurricane recovery
and other
disaster relief
on economic activity in Puerto
Rico, and the timing and
pace of disbursements of funds
earmarked for disaster relief;
the ability of the
Corporation,
FirstBank,
and
third-party
service
providers
to
identify
and
prevent
cyber-security
incidents,
such
as
data
security
breaches,
ransomware,
malware,
“denial
of
service”
attacks,
“hacking,”
identity
theft,
and
state-sponsored
cyberthreats,
and
the
occurrence of
and response to
any incidents
that occur,
which may
result in misuse
or misappropriation
of confidential
or proprietary
information,
disruption,
or
damage
to
our
systems
or
those
of
third-party
service
providers
on
which
we
rely,
increased
costs
and
losses and/
or
adverse
effects
to
our
reputation;
general
competitive
factors
and
other
market
risks
as well
as
the
implementation
of
existing
or
planned
strategic growth
opportunities,
including
risks,
uncertainties,
and
other
factors
or
events
related
to any
business
acquisitions,
dispositions,
strategic partnerships, strategic
operational investments, including
systems conversions, and any
anticipated
efficiencies or other expected results
related thereto;
uncertainty regarding the implementation
of Puerto Rico’s
debt restructuring plan
and
the
revised
fiscal
plan
for
Puerto
Rico,
as
certified
on
June
19,
2026,
by
the
oversight
board
established
by
the
Puerto
Rico
Oversight,
Management,
and
Economic
Stability
Act,
or
any
revisions
to
it,
on
our
clients
and
loan
portfolios,
and
any
potential
impact
of
future
economic
or
political
developments
and
tax
regulations
in
Puerto
Rico;
the
impact
of
changes
in
accounting
standards,
or determinations
and assumptions
in applying
those standards,
and of
forecasts of
economic
variables considered
for the
determination
of
the
ACL;
the
ability
of
FirstBank
to
realize
the
benefits
of
its
net
deferred
tax
assets;
the
ability
of
FirstBank
to
generate sufficient
cash flow
to pay
dividends to
the Corporation;
environmental, social,
and governance
(“ESG”) matters,
including
our climate-related initiatives and
commitments, as well as the impact
and potential cost to us of any
policies, legislation, or initiatives
in opposition to our
ESG policies; the impacts of
natural or man-made
disasters, widespread health emergencies,
geopolitical conflicts
(including sanctions, war
or armed conflict,
such as the ongoing
conflict in Ukraine,
ongoing conflicts
in the Middle
East, such as the
war in Iran,
recent conflicts in South
America, the possible expansion
of such conflicts in
surrounding areas and
potential geopolitical
consequences,
and
the
threat
of
conflict
from
neighboring
countries
in
our
region),
terrorist
attacks,
or
other
catastrophic
external
events, including impacts
of such events
on general economic
conditions and on
the Corporation’s
assumptions regarding forecasts
of
economic
variables;
the
risk
that
additional
portions
of
the
unrealized
losses
in
the
Corporation’s
debt
securities
portfolio
are
determined
to be
credit-related, resulting
in additional
charges
to the
provision for
credit losses
on the
Corporation’s
debt
securities
portfolio, and
the potential
for additional
credit losses
that could
emerge from
further downgrades
of the
U.S.’s
Long-Term
Foreign-
Currency
Issuer
Default
Rating
and
negative
ratings
outlooks;
the
impacts
of
applicable
legislative,
tax,
or
regulatory
changes
or
changes in
legislative, tax,
or regulatory
priorities, including
as a
result of
the One
Big Beautiful
Bill Act,
signed into
law on
July 4,
2025,
the
reduction
in
staffing
at
U.S.
governmental
agencies,
the
effects
of
U.S.
federal
government
shutdowns
and
political
impasses,
and
uncertainties
regarding
the
U.S.
debt
ceiling
and
federal
budget,
on
the
Corporation’s
financial
condition
or
performance;
the risk
of possible
failure or
circumvention of
the Corporation’s
internal controls
and procedures
and the
risk that
the
Corporation’s
risk
management
policies
may
not
be
adequate;
the
risk
that
the
FDIC
may
further
increase
the
deposit
insurance
premium
and/or
require
further
special
assessments,
causing
an
additional
increase
in
the
Corporation’s
non-interest
expenses;
any

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 19 of 28
need
to
recognize
impairments
on
the
Corporation’s
financial
instruments,
goodwill,
and
other
intangible
assets;
the
risk
that
the
impact
of the
occurrence
of any
of these
uncertainties on
the Corporation’s
capital would
preclude
further growth
of FirstBank
and
preclude
the
Corporation’s
Board
of
Directors
from
declaring
dividends;
and
uncertainty
as
to
whether
FirstBank
will
be
able
to
continue
to
satisfy
its
regulators
regarding,
among
other
things,
its
asset
quality,
liquidity
plans,
maintenance
of
capital
levels,
and
compliance
with
applicable
laws,
regulations
and
related
requirements.
The
Corporation
does
not
undertake
to,
and
specifically
disclaims any
obligation to
update any
“forward-looking statements”
to reflect
occurrences or
unanticipated events
or circumstances
after the date of such statements, except as required by the federal securities laws.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 20 of 28
About First BanCorp.
First BanCorp.
is the
parent corporation
of FirstBank
Puerto Rico,
a state-chartered
commercial bank
with operations
in Puerto
Rico,
the
U.S.,
and
the British
Virgin
Islands
and
Florida,
and
of FirstBank
Insurance
Agency.
First BanCorp.’s
shares
of common
stock
trade
on
the
New
York
Stock
Exchange
under
the
symbol
FBP.
Additional
information
about
First
BanCorp.
may
be
found
at
www.1firstbank.com
.
###
First BanCorp.
Ramon Rodriguez
Senior Vice President
Corporate Strategy and Investor Relations
ramon.rodriguez@firstbankpr.com
(787) 729-8200 Ext. 82179

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 21 of 28
EXHIBIT A
Table 1
– Condensed Consolidated Statements of Financial Condition
As of
June 30, 2026
March 31,
2026
December 31, 2025
(In thousands, except for share information)
ASSETS
Cash and due from banks
$
559,626
$
549,199 657,149
Money market investments:
Time deposit with another financial institution
1,000 1,000 750
Other short-term investments
700 700 700
Total money market investments
1,700 1,700 1,450
Available-for-sale debt
securities, at fair value (ACL of $885 as of June 30, 2026,
$839 as of March 31, 2026;
and $763 as of December 31, 2025)
4,681,588 4,668,697 4,554,032
Held-to-maturity debt securities, at amortized cost, net
of ACL of $479 as of June 30, 2026 and $641 as of
March 31, 2026; and $733 as of December 31, 2025 (fair value of $228,667 as of June 30, 2026;
$253,485 as of March 31, 2026 and $262,055 as of December 31,
2025)
233,645 256,881 264,563
Total debt securities
4,915,233 4,925,578 4,818,595
Equity securities 43,552 46,432 44,753
Total investment securities
4,958,785 4,972,010 4,863,348
Loans held for investment, net of ACL of $245,039 as
of June 30, 2026; $245,060 as of March 31, 2026;
and $249,037 as of December 31, 2025
13,012,184 12,846,017 12,876,319
Mortgage loans held for sale, at lower of cost or market 15,474 12,805 16,697
Total loans, net
13,027,658 12,858,822 12,893,016
Accrued interest receivable on loans and investments 70,663 67,722 71,351
Premises and equipment, net 128,680 127,865 126,920
OREO 6,939 6,344 7,522
Deferred tax asset, net 142,041 143,565 149,012
Goodwill 38,611 38,611 38,611
Other intangible assets 3,022 3,240 3,458
Other assets 303,510 317,027 321,055
Total assets
$
19,241,235
$
19,086,105
$
19,132,892
LIABILITIES
Deposits:
Non-interest-bearing deposits
$ 5,548,697 $ 5,554,751 $ 5,549,416
Interest-bearing deposits
11,320,832 11,041,070 11,120,727
Total deposits
16,869,529 16,595,821 16,670,143
Advances from the FHLB 200,000 290,000 290,000
Accounts payable and other liabilities 194,873 233,045 205,884
Total liabilities
17,264,402 17,118,866 17,166,027
STOCKHOLDERSʼ EQUITY
Common stock, $0.10 par value, 223,663,116
shares issued (June 30, 2026 - 152,674,406 shares outstanding;
March 31, 2026 - 154,693,926 shares outstanding; and December 31,
2025 - 156,618,996 shares outstanding)
22,366 22,366 22,366
Additional paid-in capital 955,527 952,773 963,543
Retained earnings 2,390,394 2,325,256 2,268,011
Treasury stock, at cost (June 30, 2026 -
70,988,710 shares; March 31, 2026 - 68,969,190 shares; and
December 31, 2025 - 67,044,120 shares)
(1,023,005) (972,438) (932,505)
Accumulated other comprehensive loss (368,449) (360,718) (354,550)
Total stockholdersʼ equity
1,976,833 1,967,239 1,966,865
Total liabilities and stockholdersʼ equity
$
19,241,235
$
19,086,105
$
19,132,892

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 22 of 28
Table 2
– Condensed Consolidated Statements of Income
Quarter Ended Six-Month Period Ended
June 30,
2026
March 31,
2026
June 30,
2025
June 30,
2026
June 30,
2025
(In thousands, except per share information)
Net interest income:
Interest income $ 287,710 $ 279,849 $ 278,190 $ 567,559 $ 555,255
Interest expense 58,579 58,893 62,331 117,472 126,999
Net interest income 229,131 220,956 215,859 450,087 428,256
Provision for credit losses - expense (benefit):
Loans 15,958 17,170 20,381 33,128 45,218
Unfunded loan commitments 1,479 107 287 1,586 224
Debt securities (104) (4) (81) (108) (45)
Provision for credit losses - expense 17,333 17,273 20,587 34,606 45,397
Net interest income after provision for credit losses 211,798 203,683 195,272 415,481 382,859
Non-interest income:
Service charges and fees on deposit accounts 9,885 9,932 9,756 19,817 19,396
Mortgage banking activities 3,727 4,043 3,401 7,770 6,578
Card and processing income 12,512 11,758 11,880 24,270 23,355
Other non-interest income 9,608 11,952 5,913 21,560 17,355
Total non-interest income
35,732 37,685 30,950 73,417 66,684
Non-interest expenses:
Employees’ compensation and benefits 63,439 65,299 60,058 128,738 122,195
Occupancy and equipment 22,108 22,063 22,297 44,171 44,927
Business promotion 4,435 3,555 3,495 7,990 6,773
Professional service fees 13,116 12,912 11,609 26,028 23,095
Taxes, other than income taxes 6,071 6,184 5,712 12,255 11,590
FDIC deposit insurance 2,167 2,058 2,235 4,225 4,471
Net gain on OREO operations (842) (937) (591) (1,779) (1,720)
Credit and debit card processing expenses 8,514 7,327 7,747 15,841 12,857
Other non-interest expenses 8,316 8,644 10,775 16,960 22,171
Total non-interest expenses 127,324 127,105 123,337 254,429 246,359
Income before income taxes 120,206 114,263 102,885 234,469 203,184
Income tax expense 24,052 25,485 22,705 49,537 45,945
Net income $ 96,154 $ 88,778 $ 80,180 $ 184,932 $ 157,239
Net income attributable to common stockholders $ 96,154 $ 88,778 $ 80,180 $ 184,932 $ 157,239
Earnings per common share:
Basic $ 0.63 $ 0.57 $ 0.50 $ 1.20 $ 0.97
Diluted $ 0.62 $ 0.57 $ 0.50 $ 1.19 $ 0.97

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 23 of 28
Table 3
– Selected Financial Data
Quarter Ended Six-Month Period Ended
June 30,
2026
March 31,
2026
June 30,
2025
June 30,
2026
June 30,
2025
(Shares in thousands)
Per Common Share Results:
Net earnings per share - basic $ 0.63 $ 0.57 $ 0.50 $ 1.20 $ 0.97
Net earnings per share - diluted $ 0.62 $ 0.57 $ 0.50 $ 1.19 $ 0.97
Cash dividends declared $ 0.20 $ 0.20 $ 0.18 $ 0.40 $ 0.36
Average shares outstanding
153,466 155,262 160,884 154,359 161,903
Average shares outstanding diluted 154,162 156,101 161,513 155,126 162,625
Book value per common share $ 12.95 $ 12.72 $ 11.43 $ 12.95 $ 11.43
Tangible book value per common share
(1)
$ 12.68 $ 12.45 $ 11.16 $ 12.68 $ 11.16
Common stock price: end of period $ 26.07 $ 21.36 $ 20.83 $ 26.07 $ 20.83
Selected Financial Ratios (In Percent):
Profitability:
Average yield on loans and leases 7.51 7.49 7.64 7.50 7.69
Average yield on investment securities,
other short-term investments and interest-earning cash balances
2.96 2.69 2.29 2.83 2.27
Average yield on interest-earning assets 6.11 6.02 5.88 6.07 5.88
Average rate on interest-bearing liabilities 2.07 2.09 2.14 2.08 2.19
Average cost of funds 1.39 1.42 1.46 1.40 1.50
Interest rate spread 4.04 3.93 3.74 3.99 3.69
Interest rate spread - non-GAAP
(2)
4.36 4.18 3.89 4.27 3.84
Net interest margin 4.87 4.75 4.56 4.81 4.54
Net interest margin - non-GAAP
(2)
5.18 5.00 4.71 5.09 4.68
Return on average assets
2.02 1.89 1.69 1.95 1.66
Return on average equity
19.49 17.92 17.79 18.70 17.85
Efficiency ratio
(3)
48.07 49.14 49.97 48.60 49.78
Capital and Other:
Average total equity to average total assets 10.35 10.54 9.49 10.44 9.32
Total capital 18.21 18.19 17.87 18.21 17.87
Common equity Tier 1 capital 16.96 16.93 16.61 16.96 16.61
Tier 1 capital 16.96 16.93 16.61 16.96 16.61
Leverage 11.72 11.66 11.41 11.72 11.41
Tangible common equity ratio
(1)
10.08 10.11 9.56 10.08 9.56
Dividend payout ratio
31.92 34.98 36.12 33.39 37.07
Basic liquidity ratio
(4)
19.60 20.14 17.58 19.60 17.58
Core liquidity ratio
(5)
13.73 14.66 12.17 13.73 12.17
Loan to deposit ratio 78.68 78.96 77.80 78.68 77.80
Uninsured deposits, excluding fully collateralized deposits, to total deposits
(6)
29.15 30.12 28.10 29.15 28.10
Average Balances (In thousands):
Loans and leases $ 13,077,087 $ 13,068,874 $ 12,742,809 $ 13,072,949 $ 12,687,959
Investment securities, other short-term investments and interest-earning cash balances
5,797,465 5,776,844 6,245,844 5,787,213 6,344,384
Interest-earning assets $ 18,874,552 $ 18,845,718 $ 18,988,653 $ 18,860,162 $ 19,032,343
Total assets $ 19,112,408 $ 19,069,238 $ 19,041,206 $ 19,090,942 $ 19,073,972
Interest-bearing liabilities $ 11,371,881 $ 11,409,037 $ 11,670,411 $ 11,390,356 $ 11,709,495
Non-interest-bearing deposits 5,550,768 5,441,443 5,402,655 5,496,408 5,414,181
Total funding sources $ 16,922,649 $ 16,850,480 $ 17,073,066 $ 16,886,764 $ 17,123,676
Total stockholders’ equity $ 1,978,553 $ 2,009,137 $ 1,807,256 $ 1,993,761 $ 1,776,747
Asset Quality:
Allowance for credit losses for loans and finance leases to
total loans held for investment
1.85 1.87 1.93 1.85 1.93
Net charge-offs (annualized) to average loans
outstanding
0.49 0.65 0.60 0.57 0.64
Provision for credit losses for loans and finance leases to
net charge-offs
99.87 81.19 106.86 89.23 111.42
Non-performing assets to total assets 0.59 0.57 0.68 0.59 0.68
Nonaccrual loans held for investment to total loans held for investment 0.71 0.67 0.78 0.71 0.78
Allowance for credit losses for loans and finance leases to
total nonaccrual loans held for investment
259.12 279.29 248.33 259.12 248.33
Allowance for credit losses for loans and finance leases to
total nonaccrual loans held for investment,
excluding residential estate loans
344.37 410.67 358.66 344.37 358.66
(1) Non-GAAP financial measures. Refer to Non-GAAP Disclosures and
Statement of Financial Condition — Tangible Common Equity (Non-GAAP) above for additional information about the components and a
reconciliation of these measures.
(2) Non-GAAP financial measures reported on a tax-equivalent basis. Refer to Non-GAAP Disclosures and Tables 4 and 5 below for additional information and reconciliation of this measure.
(3) Non-interest expenses divided by the sum of net interest income and non-interest income.
(4) Defined as the sum of cash and cash equivalents, free high-quality liquid assets that could be liquidated within one day, and available secured lines of credit with the FHLB to total assets.
(5) Defined as the sum of cash and cash equivalents and free high-quality liquid assets that could be liquidated within one day to total assets.
(6) Exclude insured deposits not covered by federal deposit insurance.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 24 of 28
Table 4
– Quarterly Statement of Average
Interest-Earning Assets and Average
Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)
/ Expense
Average Rate
(1)
Quarter Ended
June 30,
March 31,
June 30,
June 30,
March 31,
June 30,
June 30,
March 31,
June 30,
2026 2026 2025 2026 2026 2025 2026 2026 2025
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 539,882 $ 618,371 $ 1,070,545 $ 4,969 $ 5,630 $ 11,897 3.69% 3.69% 4.46%
Government obligations (2) 1,382,832 1,467,672 1,839,445 14,976 11,426 7,519 4.34% 3.16% 1.64%
MBS 3,829,853 3,645,699 3,289,215 31,011 26,814 17,979 3.25% 2.98% 2.19%
FHLB stock 22,452 24,150 26,114 447 474 645 7.99% 7.96% 9.91%
Other investments
22,446 20,952 20,525 137 139 174 2.45% 2.69% 3.40%
Total investments
(3) 5,797,465 5,776,844 6,245,844 51,540 44,483 38,214 3.57% 3.12% 2.45%
Residential mortgage loans 2,924,680 2,911,731 2,854,624 43,696 43,249 41,674 5.99% 6.02% 5.86%
Construction loans 191,228 247,415 245,906 4,779 5,791 5,839 10.02% 9.49% 9.52%
C&I and commercial mortgage loans 6,304,576 6,225,066 5,892,848 106,430 101,920 100,758 6.77% 6.64% 6.86%
Consumer loans and finance leases 3,656,603 3,684,662 3,749,431 95,946 95,871 98,849 10.52% 10.55% 10.57%
Total loans
(4) (5)
13,077,087 13,068,874 12,742,809 250,851 246,831 247,120 7.69% 7.66% 7.78%
Total interest-earning assets $ 18,874,552 $ 18,845,718 $ 18,988,653 $ 302,391 $ 291,314 $ 285,334 6.43% 6.27% 6.03%
Tax-equivalent adjustment (14,681) (11,465) (7,144)
Interest income - GAAP $ 287,710 $ 279,849 $ 278,190 6.11% 6.02% 5.88%
Interest-bearing liabilities:
Time deposits $ 3,497,812 $ 3,542,960 $ 3,190,402 $ 28,420 $ 29,237 $ 26,747 3.26% 3.35% 3.36%
Brokered CDs 528,544 555,938 487,787 5,414 5,759 5,491 4.11% 4.20% 4.52%
Other interest-bearing deposits 7,119,151 7,033,139 7,662,793 22,359 20,935 26,400 1.26% 1.21% 1.38%
Advances from the FHLB 226,374 277,000 320,000 2,386 2,962 3,518 4.23% 4.34% 4.41%
Other borrowings - - 9,429 - - 175 0.00% 0.00% 7.44%
Total interest-bearing liabilities $ 11,371,881 $ 11,409,037 $ 11,670,411 $ 58,579 $ 58,893 $ 62,331 2.07% 2.09% 2.14%
Net interest income / margin-
non-GAAP
(1) $ 243,812 $ 232,421 $ 223,003 5.18% 5.00% 4.71%
Net interest income / margin - GAAP $ 229,131 $ 220,956 $ 215,859 4.87% 4.75% 4.56%
Net interest spread - non-GAAP
(1)
4.36% 4.18% 3.89%
Net interest spread - GAAP 4.04% 3.93% 3.74%
(1)
Non-GAAP financial
measures reported on
a tax-equivalent basis.
The tax-equivalent yield
was estimated by
dividing the interest
rate spread
on exempt assets
by 1 less
the Puerto Rico
statutory tax rate
of 37.5% and
adding to
it the
cost of
interest-bearing liabilities.
When adjusted
to a
tax-equivalent basis,
yields on
taxable and
exempt assets
are comparable.
Refer to
Non-GAAP Disclosures
- Non-GAAP
Financial Measures
for
additional information.
(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest income on
loans includes $3.7
million, $4.0 million,
and $3.7 million,
for the quarters
ended June 30, 2026,
March 31, 2026,
and June 30, 2025,
respectively, of
income from prepayment
penalties and late
fees
related to the Corporation’s loan portfolio.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 25 of 28
Table 5
– Year
-to-Date Statement of Average
Interest-Earning Assets and Average
Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)
/ Expense
Average Rate
(1)
Six-Month Period Ended June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 578,910 $ 1,090,704 $ 10,599 $ 24,102 3.69% 4.46%
Government obligations
(2)
1,425,018 1,905,022 26,402 14,489 3.74% 1.53%
MBS 3,738,285 3,299,035 57,825 35,476 3.12% 2.17%
FHLB stock 23,296 29,370 921 1,435 7.97% 9.85%
Other investments
21,704 20,253 276 421 2.56% 4.19%
Total investments
(3) 5,787,213 6,344,384 96,023 75,923 3.35% 2.41%
Residential mortgage loans 2,918,187 2,848,306 86,945 83,158 6.01% 5.89%
Construction loans 219,166 239,138 10,570 11,435 9.73% 9.64%
C&I and commercial mortgage loans 6,265,041 5,850,126 208,350 200,514 6.71% 6.91%
Consumer loans and finance leases 3,670,555 3,750,389 191,817 197,601 10.54% 10.62%
Total loans (4) (5) 13,072,949 12,687,959 497,682 492,708 7.68% 7.83%
Total interest-earning assets
- non-GAAP
(1)
$ 18,860,162 $ 19,032,343 $ 593,705 $ 568,631 6.35% 6.03%
Tax-equivalent adjustment (26,146) (13,376)
Interest income - GAAP $ 567,559 $ 555,255 6.07% 5.88%
Interest-bearing liabilities:
Time deposits $ 3,520,261 $ 3,119,981 $ 57,657 $ 52,215 3.30% 3.37%
Brokered CDs 542,165 485,792 11,173 10,952 4.16% 4.55%
Other interest-bearing deposits 7,076,383 7,678,261 43,294 53,968 1.23% 1.42%
Advances from the FHLB 251,547 393,923 5,348 8,708 4.29% 4.46%
Other borrowings - 31,538 - 1,156 0.00% 7.39%
Total interest-bearing liabilities
- GAAP
$ 11,390,356 $ 11,709,495 $ 117,472 $ 126,999 2.08% 2.19%
Net interest income / margin - non-GAAP
(1)
$ 476,233 $ 441,632 5.09% 4.68%
Net interest income / margin - GAAP $ 450,087 $ 428,256 4.81% 4.54%
Net interest spread - non-GAAP
(1)
4.27% 3.84%
Net interest spread - GAAP 3.99% 3.69%
(1)
Non-GAAP financial
measures reported on
a tax-equivalent basis.
The tax-equivalent yield
was estimated by
dividing the interest
rate spread
on exempt assets
by 1 less
the Puerto Rico
statutory tax rate
of 37.5% and
adding to
it the
cost of
interest-bearing liabilities.
When adjusted
to a
tax-equivalent basis,
yields on
taxable and
exempt assets
are comparable.
Refer to
Non-GAAP Disclosures
- Non-GAAP
Financial Measures
for
additional information.
(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest income on loans
includes $7.7 million and $9.1
million for the six-month
periods ended June 30,
2026 and 2025, respectively,
of income from prepayment
penalties and late fees
related to the Corporation's
loan
portfolio. The results for the six-month period ended June 30, 2025 include a prepayment penalties associated with the payoff of a $73.8 million commercial mortgage loan and higher income from late fees in the consumer loans and finance leases portfolios.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 26 of 28
Table 6
– Loan Portfolio by Geography
As of June 30,
2026
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,247,503 $ 144,769 $ 534,895 $ 2,927,167
Commercial loans:
Construction loans 189,736 11,975 2,919 204,630
Commercial mortgage loans 1,747,380 72,059 817,913 2,637,352
C&I loans 2,420,749 181,905 1,223,934 3,826,588
Commercial loans 4,357,865 265,939 2,044,766 6,668,570
Consumer loans and finance leases 3,591,388 63,763 6,335 3,661,486
Loans held for investment 10,196,756 474,471 2,585,996 13,257,223
Mortgage loans held for sale 15,056 418 - 15,474
Total loans $ 10,211,812 $ 474,889 $ 2,585,996 $ 13,272,697
As of March 31, 2026
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,231,306 $ 147,082 $ 536,510 $ 2,914,898
Commercial loans:
Construction loans 178,810 14,167 2,290 195,267
Commercial mortgage loans 1,753,712 72,837 800,564 2,627,113
C&I loans 2,290,891 203,810 1,200,142 3,694,843
Commercial loans 4,223,413 290,814 2,002,996 6,517,223
Consumer loans and finance leases 3,587,266 65,834 5,856 3,658,956
Loans held for investment 10,041,985 503,730 2,545,362 13,091,077
Mortgage loans held for sale 12,805 - - 12,805
Total loans $ 10,054,790 $ 503,730 $ 2,545,362 $ 13,103,882
As of December 31, 2025
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,227,053 $ 150,551 $ 530,698 $ 2,908,302
Commercial loans:
Construction loans 249,466 14,174 1,928 265,568
Commercial mortgage loans 1,690,176 73,751 790,325 2,554,252
C&I loans 2,348,274 170,728 1,169,356 3,688,358
Commercial loans 4,287,916 258,653 1,961,609 6,508,178
Consumer loans and finance leases 3,636,072 66,947 5,857 3,708,876
Loans held for investment 10,151,041 476,151 2,498,164 13,125,356
Loans held for sale 16,697 - - 16,697
Total loans $ 10,167,738 $ 476,151 $ 2,498,164 $ 13,142,053

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 27 of 28
Table 7
– Non-Performing Assets by Geography
As of June 30,
2026
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 12,462 $ 4,592 $ 6,356 $ 23,410
Construction
4,441 1,022 - 5,463
Commercial mortgage
1,248 5,819 - 7,067
C&I
25,131 601 15,321 41,053
Consumer and finance leases
17,284 275 13 17,572
Total nonaccrual loans held for investment 60,566 12,309 21,690 94,565
OREO 5,401 659 879 6,939
Other repossessed property 10,699 104 - 10,803
Other assets
(1)
1,610 - - 1,610
Total non-performing assets
(2)
$ 78,276 $ 13,072 $ 22,569 $ 113,917
Past due loans 90 days and still accruing
(3)
$ 23,700 $ 890 $ 146 $ 24,736
As of March 31,
2026
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 11,875 $ 4,923 $ 11,273 $ 28,071
Construction
4,458 956 - 5,414
Commercial mortgage
1,581 5,861 - 7,442
C&I
26,010 611 479 27,100
Consumer and finance leases
19,316 356 45 19,717
Total nonaccrual loans held for investment 63,240 12,707 11,797 87,744
OREO 5,685 659 - 6,344
Other repossessed property 13,055 69 - 13,124
Other assets
(1)
1,609 - - 1,609
Total non-performing assets
(2)
$ 83,589 $ 13,435 $ 11,797 $ 108,821
Past due loans 90 days and still accruing
(3)
$ 28,078 $ 871 $ - $ 28,949
As of December 31, 2025
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:
Residential mortgage
$ 12,637 $ 5,407 $ 11,125 $ 29,169
Construction
4,581 955 - 5,536
Commercial mortgage
1,913 6,469 - 8,382
C&I
27,211 644 187 28,042
Consumer and finance leases
20,891 529 14 21,434
Total nonaccrual loans held for investment 67,233 14,004 11,326 92,563
OREO 6,661 861 - 7,522
Other repossessed property 12,216 173 - 12,389
Other assets
(1)
1,620 - - 1,620
Total non-performing assets
(2)
$ 87,730 $ 15,038 $ 11,326 $ 114,094
Past due loans 90 days and still accruing
(3)
$ 30,643 $ 1,270 $ - $ 31,913
(1) Residential pass-through MBS issued by the PRHFA held as part of the available-for-sale debt securities portfolio.
(2)
Excludes PCD
loans previously
accounted for
under ASC
Subtopic 310-30
for which
the Corporation
made the
accounting policy
election of
maintaining pools
of loans
as “units
of account”
both at
the time
of
adoption of CECL on January 1, 2020 and
on an ongoing basis for credit loss measurement. These loans will continue to be excluded from nonaccrual loan statistics as long as the Corporation can reasonably estimate
the timing and amount of cash flows
expected to be collected on the loan
pools. The portion of such loans contractually
past due 90 days or more amounted
to $3.6 million as of June 30,
2026 (March 31, 2026 - $4.2
million; December 31, 2025 - $4.8 million).
(3)
These include rebooked loans,
which were previously pooled into
GNMA securities, amounting to $4.6
million as of June 30,
2026 and $6.7 million as
of each of March
31, 2026 and December 31,
2025. Under the
GNMA program, the
Corporation has the
option but not
the obligation to
repurchase loans that
meet GNMA's specified
delinquency criteria. For
accounting purposes, the
loans subject to
the repurchase option
are
required to be reflected on the financial statements with an offsetting liability.

First BanCorp. Announces Earnings for the Quarter Ended June 30,
2026
– Page 28 of 28
Table 8
– Allowance for Credit Losses on Loans and Finance Leases
Quarter Ended
Six-Month Period Ended
June 30,
2026
March 31,
2026
June 30,
2025
June 30,
2026
June 30,
2025
(Dollars in thousands)
Allowance for credit losses on loans and finance leases, beginning of period
$ 245,060 $ 249,037 $ 247,269 $ 249,037 $ 243,942
Provision for credit losses on loans and finance leases expense 15,958 17,170 20,381 33,128 45,218
Net (charge-offs) recoveries of loans and finance
leases:
Residential mortgage (79) 224 15 145 (3)
Construction 13 13 13 26 27
Commercial mortgage 155 (522) 51 (367) 91
C&I (259) (309) 760 (568) 837
Consumer loans and finance leases (15,809) (20,553) (19,911) (36,362) (41,534)
(1)
Net charge-offs (15,979) (21,147) (19,072) (37,126) (40,582)
(1)
Allowance for credit losses on loans and finance leases, end of period
$ 245,039 $ 245,060 $ 248,578 $ 245,039 $ 248,578
Allowance for credit losses on loans and finance leases to period end total loans
loans held for investment
1.85% 1.87% 1.93% 1.85% 1.93%
Net charge-offs (annualized) to average loans
outstanding during the period
0.49% 0.65% 0.60% 0.57% 0.64%
Provision for credit losses on loans and finance leases to net charge-offs during the period
1.00x 0.81x 1.07x 0.89x 1.11x
(1) Includes recoveries totaling $2.4 million associated with the bulk sale of fully charged-off consumer loans and finance leases.
Table 9
– Annualized Net Charge-Offs (Recoveries)
to Average Loans
Quarter Ended
Six-Month Period Ended
June 30,
2026
March 31, 2026
June 30,
2025
June 30,
2026
June 30,
2025
Residential mortgage 0.01% -0.03% -0.00% -0.01% 0.00%
Construction -0.03% -0.02% -0.02% -0.02% -0.02%
Commercial mortgage -0.02% 0.08% -0.01% 0.03% -0.01%
C&I 0.03% 0.03% -0.09% 0.03% -0.05%
Consumer loans and finance leases 1.73% 2.23% 2.12% 1.98% 2.21% (1)
Total loans 0.49% 0.65% 0.60% 0.57% 0.64% (1)
(1)
The recoveries
associated with
the aforementioned
bulk sale
reduced the
ratios of
consumer loans
and finance
leases and
total net
charge-offs
to related
average loans
by 13
basis points
and 4
basis points,
respectively.
Table 10
– Deposits
As of
June 30,
2026
March 31, 2026 December 31, 2025
(In thousands)
Time deposits $ 3,535,375 $ 3,482,968 $ 3,562,331
Interest-bearing saving and checking accounts 7,190,703 7,051,091 6,964,841
Non-interest-bearing deposits 5,548,697 5,554,751 5,549,416
Total deposits, excluding brokered CDs
(1)
16,274,775 16,088,810 16,076,588
Brokered CDs 594,754 507,011 593,555
Total deposits $ 16,869,529 $ 16,595,821 $ 16,670,143
Total deposits, excluding brokered CDs and government deposits $ 13,237,929 $ 13,219,627 $ 13,061,068
(1)
As of June 30,
2026, March 31, 2026, and December 31, 2025, government deposits amounted to $3.0 billion, $2.9 billion, and $3.0 billion, respectively.